Exhibit 19 under Form N-1A

                                              Exhibit 24 under Item 601/Reg. S-K


                               POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of CASH TRUST SERIES II, and the Deputy General Counsel of Federated Services Company, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                       TITLE                                  DATE

/s/ John F. Donahue                              Chairman                               July 1, 1997
John F. Donahue                                  and Trustee
                                                 (Chief Executive Officer)

/s/Richard B. Fisher                                   President                        July 1, 1997
Richard B. Fisher

/s/J. Christopher Donahue                              Executive Vice President         July 1, 1997
----------------------------------------
J. Christopher Donahue                               and Trustee


/s/John W. McGonigle                             Treasurer, Executive                   July 1, 1997
----------------------------------------
John W. McGonigle                                Vice President and Secretary
                                                 (Principal Financial and
                                                 Accounting Officer)

/s/ Thomas G. Bigley                             Trustee                                July 1, 1997
----------------------------------------
Thomas G. Bigley

/s/ John T. Conroy, Jr.                          Trustee                                July 1, 1997
----------------------------------------
John T. Conroy, Jr.

/s/ William J. Copeland                          Trustee                                July 1, 1997
----------------------------------------
William J. Copeland

/s/ James E. Dowd                                Trustee                                July 1, 1997
----------------------------------------
James E. Dowd

/s/ Lawrence D. Ellis, M.D.                      Trustee                                July 1, 1997
Lawrence D. Ellis, M.D.

/s/ Edward L. Flaherty, Jr.                      Trustee                                July 1, 1997
----------------------------------------
Edward L. Flaherty, Jr.

/s/ Peter E. Madden                              Trustee                                July 1, 1997
----------------------------------------
Peter E. Madden

/s/ Gregor F. Meyer                              Trustee                                July 1, 1997
----------------------------------------
Gregor F. Meyer

/s/ John E. Murray, Jr.                          Trustee                                July 1, 1997
----------------------------------------
John E. Murray, Jr.

/s/ Wesley W. Posvar                             Trustee                                July 1, 1997
----------------------------------------
Wesley W. Posvar

/s/ Marjorie P. Smuts                            Trustee                                July 1, 1997
----------------------------------------
Marjorie P. Smuts

Sworn to and subscribed before me this 1st day of July, 1997.

/s/ Marie M. Hamm
Notary Public